SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2008

PURCHASE POINT MEDIA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Minnesota	000-25385	41-1853993
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	I.R.S. Employer Identification No.)

6950 Central Highway, Pennsauken, NJ	08109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 488-9333

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a Special Meeting of Stockholders held on May 28, 2008, the stockholders of the Company removed Michael F. Reuling as a director of the Company.

ITEM 7.01.	Regulation FD Disclosure.

At a Special Meeting of Stockholders held on May 28, 2008, the stockholders of the Company, in addition to the removal of Michael F. Reuling as a director of the Company, which was effective immediately, approved the proposed 1-for-20 reverse split of the Company’s common stock and changing the Company’s name to Power Sports Factory, Inc. The reverse split and change of the Company’s name will become effective when approved for trading purposes by the NASD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PURCHASE POINT MEDIA CORP.

By	/s/ Steven A. Kempenich
Steven A. Kempenich, Chief Executive Officer

Date: May 30, 2008